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                                                                   Exhibit 10.77

               REAFFIRMATION OF GUARANTY AND COLLATERAL AGREEMENT

            The undersigned hereby acknowledges that it has executed and delivered to Madison Capital Funding LLC, as Agent ("Agent"), a Guaranty and Collateral Agreement dated as of February 11, 2002 (as amended, the "Guaranty") of the repayment of all of the "Obligations" under the certain Credit Agreement dated as of February 11, 2002, by and among American Coin Merchandising, Inc., a Delaware corporation ("Borrower"), The Royal Bank of Scotland plc, New York Branch as documentation agent ("Documentation Agent"), the lenders from time to time party thereto and the Agent (the "Credit Agreement"), pursuant to which a security interest was granted in favor of Agent by the undersigned in substantially all of its assets as collateral security for the prompt and complete payment and performance of the Obligations when due.

            The undersigned hereby (i) acknowledges and consents to the execution, delivery and performance of the certain Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement") of even date herewith among Borrowers, the Lenders, Documentation Agent and the Agent, which amends and restates the Credit Agreement (capitalized terms used herein shall have the meanings provided to such terms in the Amended and Restated Credit Agreement),
(ii) ratifies and affirms the Guaranty in all respects including the undersigned's guarantee and grant of security interest therein, (iii) agrees that Schedule 1 to the Guaranty is hereby amended to add the information as set forth on Schedule I hereto, (iv) agrees that Schedule 4 to the Guaranty is hereby amended to add the information as set forth on Schedule II hereto, (v) agrees that Schedule 5 to the Guaranty is hereby amended to add the information as set forth on Schedule III hereto and (vi) agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Agent or any Lender shall reasonably request from time to time to evidence the undersigned's reaffirmation of the Guaranty.

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                                  Reaffirmation of Guarantee and
                                  Collateral Agreement
                                  Acknowledged and Agreed to as of
                                  this 15th day of April, 2003.

                                  AMERICAN COIN MERCHANDISING, INC.


                                  By: /s/ Randall J. Fagundo
                                  Title:  President and CEO

                                  ACMI HOLDINGS, INC.


                                  By: /s/ Randall J. Fagundo
                                  Title:  President and CEO

                                  FVFN ACQUISITION CORP.

                                  By: /s/ Randall J. Fagundo
                                  Title:  President and CEO

                                  MADISON CAPITAL FUNDING LLC, as Agent


                                  By: /s/ Craig Lacy
                                  Title: Managing Director